Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: February 28, 2010
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.
Date: March 31, 2010	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended February 28, 2010
Index

Combining Condensed Statements of Income and Comprehensive Income for the Month Ended February 28, 2010 and Cumulative Post-Petition Period Ended February 28, 2010	3

Combining Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended February 28, 2010	11
Schedule II Schedule of Combined Condensed Balance Sheet as of February 28, 2010	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	22
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	32
Schedule VII Status of Mortgages Payable For Debtors	33
Schedule VIII Chapter 11 Retained Professionals Detail	36
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	37
Schedule X Debtors Questionnaire	38

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Unconfirmed Entities	Post-Confirmation Entities	Total for All Debtors	Cumulative All Debtors
	Month Ended	Month Ended	Month Ended	Post-Petition Period
	February 28, 2010	February 28, 2010	February 28, 2010	Ended February 28, 2010
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$36,625	$99,949	$136,574	$1,462,825
Tenant recoveries	13,580	47,017	60,597	652,161
Overage rents	270	1,029	1,299	44,018
Land sales	492	—	492	6,582
Other	2,141	3,381	5,522	65,482

Total revenues	53,108	151,376	204,484	2,231,068

Expenses:
Real estate taxes	5,228	15,197	20,425	208,487
Repairs and maintenance	5,795	12,793	18,588	175,428
Marketing	604	1,846	2,450	27,352
Ground and other rents	251	676	927	11,216
Other property operating costs	18,617	18,254	36,871	297,876
Land sales operations	1,513	—	1,513	16,722
Provision for doubtful accounts	4	48	52	18,442
Property management and other costs	1,277	218	1,495	82,730
General and administrative	987	—	987	47,692
Provisions for impairment	—	—	—	854,977
Depreciation and amortization	13,217	37,847	51,064	529,829

Total expenses	47,493	86,879	134,372	2,270,751

Operating income (loss)	5,615	64,497	70,112	(39,683)

Interest (expense) income, net	(41,701)	(49,994)	(91,695)	(1,008,243)

Income (loss) before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(36,086)	14,503	(21,583)	(1,047,926)
Benefit (provision) from income taxes	521	(161)	360	(5,979)
Equity in income of Real Estate Affiliates	5,867	—	5,867	71,012
Reorganization items	59,038	163,889	222,927	271,585

Net income (loss)	29,340	178,231	207,571	(711,308)
Allocation to noncontrolling interests	(5,767)	—	(5,767)	6,145

Net income (loss) attributable to common stockholders	$23,573	$178,231	201,804	$(705,163)

Basic and Diluted Income (Loss) Per Share:	$0.08	$0.57	$0.65	$(2.24)
Dividends declared per share	$—	$—	$—	$0.19

Comprehensive Income (Loss), Net:
Net income (loss) attributable to common stockholders	$23,573	$178,231	$201,804	$(705,163)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,190	—	1,190	17,973
Accrued pension adjustment	355	—	355	906
Foreign currency translation	5,287	—	5,287	39,733
Unrealized gains on available-for-sale securities	—	—	—	82

Other comprehensive income, net	6,832	—	6,832	58,694

Comprehensive income (loss) attributable to common stockholders	$30,405	$178,231	$208,636	$(646,469)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINING CONDENSED
BALANCE SHEET
(UNAUDITED)

	Unconfirmed	Post-Confirmation	Combined
	Entities as of	Entities as of	All Debtors as of
	February 28, 2010	February 28, 2010	February 28, 2010
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investment in real estate:
Land	$1,051,902	$1,850,678	$2,902,580
Buildings and equipment	4,762,588	14,147,559	18,910,147
Less accumulated depreciation	(925,645)	(2,928,525)	(3,854,170)
Developments in progress	233,776	127,496	361,272

Net property and equipment	5,122,621	13,197,208	18,319,829
Investment in and loans to/from Unconsolidated Real Estate Affiliates	380,522	6,403	386,925
Investment property and property held for development and sale	1,196,180	—	1,196,180
Investment in controlled non-debtor entities	3,922,540	58,889	3,981,429

Net investment in real estate	10,621,863	13,262,500	23,884,363
Cash and cash equivalents	509,075	4,785	513,860
Accounts and notes receivable, net	102,861	238,771	341,632
Goodwill	199,664	—	199,664
Deferred expenses, net	93,798	127,609	221,407
Prepaid expenses and other assets	306,568	271,057	577,625

Total assets	$11,833,829	$13,904,722	$25,738,551

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$9,920,536	$10,320,536
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,830	—	32,830
Deferred tax liabilities	910,847	—	910,847
Accounts payable and accrued expenses	608,371	335,643	944,014

Liabilities not subject to compromise	1,952,048	10,256,179	12,208,227
Liabilities subject to compromise	10,833,885	944,399	11,778,284

Total liabilities	12,785,933	11,200,578	23,986,511

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	95,241	—	95,241

Total redeemable noncontrolling interests	215,997	—	215,997

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,754,091 shares issued as of February 28, 2010	3,188	—	3,188
Additional paid-in capital	1,132,495	2,644,148	3,776,643
Retained earnings (accumulated deficit)	(2,235,197)	59,984	(2,175,213)
Accumulated other comprehensive loss	(6,140)	12	(6,128)
Less common stock in treasury, at cost, 1,449,939 shares as of February 28, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	(1,182,406)	2,704,144	1,521,738
Noncontrolling interests in consolidated real estate affiliates	14,305	—	14,305

Total equity	(1,168,101)	2,704,144	1,536,043

Total liabilities and equity	$11,833,829	$13,904,722	$25,738,551

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. In addition, on March 3, 2010, the Bankruptcy Court approved an extension of the exclusivity period during which we have the right to file a plan through July 15, 2010, and an extension of the period to solicit acceptances of a plan through September 15, 2010. If we do not file a plan of reorganization for the 2010 Track Debtors prior to the lapse of the exclusivity period, any party in interest would be able to file a plan of reorganization for any of the 2010 Track Debtors.
Through March 31, 2010, Debtors (the “Track 1 Debtors”) owning 143 properties with $13.84 billion of secured mortgage loans filed consensual plans of reorganization (the “Track 1 Plans”). As of December 31, 2009, 113 Debtors owning 50 properties with approximately $4.65 billion secured debt emerged from bankruptcy (the “Track 1A Debtors”). Effectiveness of the plans of reorganization and emergence from bankruptcy of the remaining Track 1 Debtors (the “Track 1B Debtors”) continued through March 2010 and is expected to be completed in April 2010. In such regard, through March 30, 2010, an additional 98 Debtors owning 60 properties with approximately $6.65 billion of secured mortgage debt emerged from bankruptcy. The Chapter 11 Cases for the remaining Debtors (generally, GGP, GGPLP and other holding company or investment subsidiaries (the “TopCo Debtors”) which own certain individual or groups of properties but also certain operating property Debtors, (collectively, the “2010 Track Debtors”)) will continue until their respective plans of reorganization are filed with the Bankruptcy Court, approved by the applicable classes of creditors and confirmed by the Bankruptcy Court. (See Note 2 for the impact of the confirmation of the Track 1 Debtor plans on the financial statements included in this February 2010 Monthly Operating Report).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Liabilities not subject to compromise include: (1) liabilities held by Non-Debtor and Track 1A Debtor entities; (2) liabilities incurred after the Petition Date; (3) pre-Petition Date liabilities that the Track 1B Debtors and the 2010 Track Debtors expect to pay in full, even though certain of these amounts may not be paid until after the applicable Debtor’s plan of reorganization is effective; and (4) liabilities related to pre-petition contracts that affirmatively have not been rejected. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid; such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
Unsecured liabilities not subject to compromise as of February 28, 2010 with respect to the Track 1 Debtors are reflected at the current estimate of the probable amounts to be paid. However, the amounts of such unsecured liabilities related to the associated liabilities not subject to compromise resolved or allowed by the Bankruptcy Court (and therefore paid at 100% pursuant to the Track 1 Plans) has not yet been determined. In such regard, during February 2010, payments commenced on the Track 1 Debtor claims, a process expected to continue for several months as the amounts to be allowed are confirmed by the Bankruptcy Court. With respect to secured liabilities, GAAP bankruptcy guidance provides that Track 1A Debtor mortgage loans should be recorded at their estimated Fair Value upon emergence. A cumulative discount of approximately $342.2 million was recorded on such $4.65 billion of secured debt, with the resulting gain classified as a reorganization item. Additional gains will be recorded in the first and second quarters of 2010 with respect to the $9.19 billion of mortgage loans related to the remaining Track 1 Debtors that have emerged or will emerge from bankruptcy in 2010.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Combining condensed income statement and balance sheets have been presented as of February 28, 2010 with separate columns for the segregation of entities for which plans of reorganization have been formally confirmed (“Post-Confirmation Entities”) by the Bankruptcy Court versus those that have yet to file consensual or non-consensual plans of reorganization (“Unconfirmed Entities”). This presentation does not affect the presentation of other schedules as all original Debtors are included in the presentation where denoted. As of February 28, 2010, the Post-Confirmation Entities include 216 Debtors while the Unconfirmed Entities include 172 Debtors.
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such balances are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2009, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “Annual Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our 2009 Annual Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 1 “Organization” and Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our 2009 Annual Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. In addition, the centralized cash management system was incorporated for the Track 1A Debtors (and the Track 1B Debtors that have subsequently emerged from bankruptcy as of March 2, 2010) into their plans of reorganization and secured mortgage loan modifications. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. Finally, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
On February 28, 2010, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $160.1 million. In addition, as of February 26, 2010, the aggregate cash balance held by the Debtors upon which the first-lien holders have such lien rights was approximately $187.3 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

All Debtors as of
February 28, 2010
(In thousands)
Below-market ground leases	$181,999
Prepaid expenses	82,916
Security and escrow deposits	72,415
Real estate tax stabilization agreement	70,953
Receivables — finance leases and bonds	69,003
Special Improvement District receivable	48,667
Above-market tenant leases	22,237
Deferred tax, net of valuation allowances	18,329
Other	11,106

Total prepaid expenses and other assets	$577,625

The components of combined security and escrow deposits of the Debtors are summarized as follows:

All Debtors as of
February 28, 2010
(In thousands)
Utility and other security deposits	$36,663
Operating funds — restricted	19,821
Real estate tax escrows	6,366
Construction/major maintenance reserves	4,666
Other miscellaneous escrows	2,990
Collateralized letters of credit and other credit support	1,909

Total security and escrow deposits	$72,415

The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at February 28, 2010, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)

All Debtors as of
February 28, 2010
(In thousands)
Accrued interest	$414,136
Accounts payable and accrued expenses	363,423
Accrued payroll and other employee liabilities	138,278
Uncertain tax position liabilities	129,413
Construction payable	128,306
Accrued real estate taxes	68,054
Hughes accrued participation	66,797
Deferred gains/income	55,539
Below-market tenant leases	51,824
Unapplied cash receipts	29,327
Accounts payable to affiliates	(87,402)
Other	184,583

Total accounts payable and accrued expenses	1,542,278
Less: amounts not subject to compromise	(944,014)

Total accounts payable and accrued expenses subject to compromise	$598,264

The following table summarizes the amounts of LSTC (see Note 2) at February 28, 2010:

(In thousands)
Mortgages and secured notes	$5,168,666
Unsecured notes	6,011,354
Accounts payable and accrued expenses	598,264

Total liabilities subject to compromise	$11,778,284

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), no contracts have been rejected relating to the Track 1 Plan. Additional claims related to executory contracts have been recorded by the Debtors based on analysis relating to the emergence of Debtors and compliance with applicable accounting guidance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	February 28, 2010	February 28, 2010
	(In thousands)
Insider compensation	$520	$11,302
Public Company expense (1)	502	7,009
Travel, entertainment, insurance and other	(35)	29,381

Total general and administrative	$987	$47,692

(1)	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

	All Debtors
		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items (income) expense	February 28, 2010	February 28, 2010
	(In thousands)
Gains on liabilities subject to compromise (1)	$(255,236)	$(606,394)
Interest income (2)	(9)	(45)
U.S. Trustee fees (3)	319	5,166
Restructuring costs — Chapter 11 Retained Professionals (4)	14,147	97,049
Restructuring costs — including other professional fees (5)	17,852	232,639

Total reorganization items	$(222,927)	$(271,585)

(1)	This cumulative amount primarily relates to a $596.9 million gain that resulted from the required Fair Value of debt adjustment for the entities that emerged from bankruptcy since December 2009. Such gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These costs relate to amounts incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals, including certain costs incurred to obtain the Track 1 secured mortgage loan modifications; finance costs incurred by and the write off of unamortized deferred financing costs related to the properties that emerged from bankruptcy.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended February 28, 2010
			Combined
	Debtors	Eliminations	All Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$136,578	$(4)	$136,574
Tenant recoveries	60,597	—	60,597
Overage rents	1,299	—	1,299
Land sales	492	—	492
Other	5,522	—	5,522

Total revenues	204,488	(4)	204,484

Expenses:
Real estate taxes	20,425	—	20,425
Repairs and maintenance	18,588	—	18,588
Marketing	2,450	—	2,450
Ground and other rents	923	4	927
Other property operating costs	36,902	(31)	36,871
Land sales operations	1,513	—	1,513
Provision for doubtful accounts	52	—	52
Property management and other costs	1,463	32	1,495
General and administrative	995	(8)	987
Provisions for impairment	—	—	—
Depreciation and amortization	51,064	—	51,064

Total expenses	134,375	(3)	134,372

Operating income	70,113	(1)	70,112

Interest (expense) income, net	(91,695)	—	(91,695)

(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(21,582)	(1)	(21,583)
Provision for income taxes	360	—	360
Equity in income of Real Estate Affiliates	436	5,431	5,867
Reorganization items	222,927	—	222,927

Net income	202,141	5,430	207,571
Allocation to noncontrolling interests	(1,012)	(4,755)	(5,767)

Net income attributable to common stockholders	$201,129	$675	$201,804

Basic and Diluted Earnings Per Share:	$0.64	$0.00	$0.65

Comprehensive Income (Loss), Net:
Net income attributable to common stockholders	$201,129	$675	$201,804
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,218	(28)	1,190
Accrued pension adjustment	363	(8)	355

Foreign currency translation	5,411	(124)	5,287

Other comprehensive income (loss), net	6,992	(160)	6,832

Comprehensive loss attributable to common stockholders	$208,121	$515	$208,636

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended February 28, 2010
			Combined All
	Debtors	Eliminations	Debtors
	(In thousands)
Assets:
Investment in real estate:
Land	$2,902,580	$—	$2,902,580
Buildings and equipment	18,910,147	—	18,910,147
Less accumulated depreciation	(3,854,170)	—	(3,854,170)
Developments in progress	432,115	(70,843)	361,272

Net property and equipment	18,390,672	(70,843)	18,319,829
Investment in and loans to/from Unconsolidated Real Estate Affiliates	607,042	(220,117)	386,925
Investment property and property held for development and sale	1,125,599	70,581	1,196,180
Investment in controlled non-debtor entities	15,939,254	(11,957,825)	3,981,429

Net investment in real estate	36,062,567	(12,178,204)	23,884,363
Cash and cash equivalents	497,591	16,269	513,860
Accounts and notes receivable, net	341,632	—	341,632
Goodwill	199,664	—	199,664
Deferred expenses, net	221,407	—	221,407
Prepaid expenses and other assets	600,612	(22,987)	577,625

Total assets	$37,923,473	$(12,184,922)	$25,738,551

Liabilities and Equity:
Mortgages, notes and loans payable	$10,320,536	$—	$10,320,536
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,830	—	32,830
Deferred tax liabilities	910,847	—	910,847
Accounts payable and accrued expenses	958,133	(14,119)	944,014

Total liabilities not subject to compromise	12,222,346	(14,119)	12,208,227
Liabilities subject to compromise	12,180,173	(401,889)	11,778,284

Total liabilities	24,402,519	(416,008)	23,986,511

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	166,544	(71,303)	95,241

Total redeemable noncontrolling interests	287,300	(71,303)	215,997

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 318,754,091 shares issued as of February 28, 2010	3,188	—	3,188
Additional paid-in capital	9,488,451	(5,711,808)	3,776,643
Retained earnings (accumulated deficit)	3,810,726	(5,985,939)	(2,175,213)
Accumulated other comprehensive loss	(6,264)	136	(6,128)
Less common stock in treasury, at cost, 1,449,939 shares as of February 28, 2010	(76,752)	—	(76,752)

Total stockholder’s equity	13,219,349	(11,697,611)	1,521,738
Noncontrolling interests in consolidated real estate affiliates	14,305	—	14,305

Total equity	13,233,654	(11,697,611)	1,536,043

Total liabilities and equity	$37,923,473	$(12,184,922)	$25,738,551

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended February 28, 2010

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
(In thousands)
$17,308	$4,053	$1,649

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on February 26, 2010.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	February 28, 2010	February 28, 2010
	(In thousands)
Federal and state income taxes	$1,535	$1

State and local taxes:
Property *	68,054	19,856
Sales and use	1,562	1,499
Franchise	2,084	37
Other	753	122

Total state and local taxes	72,453	21,514

Total taxes	$73,988	$21,515

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	20
10000 WEST CHARLESTON	—	45
10190 COVINGTON CROSS	—	51
1120/40 TOWN CENTER DRIVE	—	57
1160/80 TOWN CENTER DRIVE	—	56
1201/41 TOWN CENTER DRIVE	—	52
1240 ALA MOANA BLVD	—	81
1251/81 TOWN CENTER DRIVE	—	10
1551 HILLSHIRE DRIVE	—	41
1635 VILLAGE CENTER CIRCLE	—	20
1645 VILLAGE CENTER CIRCLE	—	25
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	7
324 KAMAUNI STREET	—	8
330 KAMANI STREET	—	8
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	17
420 WARD AVENUE	—	37
4848 OUTPARCEL	30	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	8	7
532 AHUI STREET BUILDING	—	25
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	6
834 POHUKAINA ST.	—	12
837 HALEKAUWILA STREET	—	9
849/863 HALEKAUWILA STREET	—	31
900 HALEKAUWILA STREET	—	19
955 KAWAIAHAO STREET	—	12
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	9	14
9901/21 COVINGTON CROSS	—	27
9950/80 COVINGTON CROSS	—	27
AAA HAWAII, INC.	—	—
AHUI BUILDING	—	31
ALA MOANA BUILDING	—	258
ALA MOANA CENTER	2,872	5,352

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
ALA MOANA PACIFIC CENTER	—	334
ALA MOANA PLAZA	—	53
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	434
ALA MOANA-KONA STREET	—	12
ALAMEDA PLAZA	118	—
ANIMAS VALLEY MALL	152	—
APACHE MALL	286	—
ARIZONA CENTER	35	—
ARIZONA CENTER ARIZONA CENTER ONE	98	—
ARIZONA CENTER ARIZONA CENTER TWO	116	—
ARIZONA CENTER CINEMA	26	—
ARIZONA CENTER GARDEN OFFICE	11	—
ARIZONA CENTER OFFICE	24	—
ARIZONA CENTER PARKING	39	—
AUGUSTA MALL	119	—
AUGUSTA MALL ANCHOR ACQ	59	—
AUSTIN BLUFFS PLAZA	36	26
BAILEY HILL	—	—
BASKIN ROBBINS	4	—
BAY CITY MALL	—	84
BAYSHORE MALL	80	—
BEACHWOOD PLACE	2,565	—
BELLIS FAIR	86	—
BIRCHWOOD MALL	127	142
BOISE TOWN SQUARE ANCHOR ACQ	56	—
BOISE TOWNE PLAZA	154	—
BOISE TOWNE SQUARE	1,318	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	5
BURLINGTON TOWN CENTER OFFICE	—	—
CACHE VALLEY MALL	43	—
CACHE VALLEY MARKETPLACE	19	—
CANYON POINT	—	67
CAPITAL MALL	53	—
CENTURY PLAZA	30	—
CHAPEL HILLS MALL	794	595
CHICO MALL	95	—
CHULA VISTA CENTER	134	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
COLLIN CREEK	313	—
COLONY SQUARE MALL	447	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA MALL	90	—
COLUMBIANA CENTER	249	—
CORONADO MALL	513	—
CORPORATE POINTE #2	—	—
CORPORATE POINTE #3	—	—
COTTONWOOD MALL	49	—
COTTONWOOD SQUARE	7	—
COUNTRY HILL PLAZA	23	—
CROSSING BUSINESS CENTER #6	—	30
CROSSING BUSINESS CENTER #7	—	61
CROSSROADS CENTER (MN)	510	—
DEERBROOK MALL	255	—
DEERBROOK MALL ANCHOR ACQ	12	—
DIVISION CROSSING	—	—
EAGLE RIDGE MALL	90	—
EASTRIDGE MALL (CA)	322	—
EASTRIDGE MALL (WY)	180	—
EDEN PRAIRIE CENTER	656	—
EDEN PRAIRIE CENTER ANCHOR ACQ	38	—
ELK GROVE PROMENADE	977	—
FALLBROOK CENTER	250	—
FANEUIL HALL MARKETPLACE	—	—
FASHION PLACE	206	5
FASHION PLACE ANCHOR ACQ	15	—
FASHION SHOW	—	782
FOOTHILLS MALL	610	455
FORT UNION	11	—
FOUR SEASONS TOWN CENTRE MALL	288	—
FOX RIVER MALL	963	—
FREMONT VILLAGE	—	35
GATEWAY CROSSING SHOPPING CTR	33	—
GATEWAY MALL	—	—
GGP-FEASIBILITY COMPANY	—	—
GGPLP-SHARED	815	486
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	5,437	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
GLENBROOK SQUARE ANCHOR ACQ	152	—
GRAND TETON MALL	550	—
GRAND TETON PLAZA	118	—
GRAND TRAVERSE MALL	104	119
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	81	—
HALEKAUWILA BUILDING	13	19
HALSEY CROSSING	—	—
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HULEN MALL	351	—
JORDAN CREEK TOWN CENTER	4,975	308
KAMANI BUILDING	—	23
KENDALL TOWN CENTER	—	—
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	103	—
LAKEMOOR	—	—
LAKESIDE MALL	—	369
LAKEVIEW SQUARE	144	242
LANDMARK MALL	81	—
LANSING MALL	188	478
LINCOLNSHIRE COMMONS	493	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	436	—
MALL AT SIERRA VISTA	292	—
MALL OF LOUISIANA	206	—
MALL OF LOUSIANA POWER CENTER	26	—
MALL OF THE BLUFFS	2,459	—
MALL ST. MATHEWS	131	—
MALL ST. VINCENT	104	—
MARKET PLACE SHOPPING CENTER	1,965	—
MAYFAIR BANK TOWER	260	—
MAYFAIR MALL	3,760	—
MAYFAIR NORTH TOWER	272	—
MAYFAIR PROFESSIONAL	104	—
MAYFAIR-AURORA HEALTH CENTER	247	—
MCKELLAR, DAVID GARTH	—	8
MORENO VALLEY MALL	125	—
NATICK-NOUVELLE AT NATICK	—	—
NEIGHBORHOOD STORES	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
NEWGATE MALL	124	—
NEWPARK MALL	134	40
NEWPARK MALL ANCHOR ACQ	26	—
NORTH PLAINS MALL	40	—
NORTH POINT MALL	409	—
NORTH STAR MALL	2,347	—
NORTH STAR MALL ANCHOR ACQ	268	—
NORTH TOWN MALL	189	—
NORTHGATE MALL	110	355
NORTHRIDGE FASHION CENTER	420	—
OAKWOOD CENTER	76	—
OAKWOOD MALL	807	—
OGLETHORPE MALL	230	—
OREM PLAZA CENTER STREET	12	—
OREM PLAZA STATE STREET	6	—
OVIEDO MARKETPLACE	112	—
OWINGS MALL	—	—
OXMOOR MALL	125	10
PARK CITY CENTER	282	—
PARK PLACE	775	—
PARK WEST	642	—
PEACHTREE MALL	247	—
PECANLAND MALL	108	—
PECANLAND MALL ANCHOR ACQ	9	—
PIEDMONT MALL	38	—
PIERRE BOSSIER MALL	39	—
PINE RIDGE MALL	295	—
PIONEER PLACE	—	—
PIONEER PLACE LP EXPANSION	—	—
PIONEER TOWER	—	—
PIONEER TOWER GARAGE	—	—
PLAZA 800	—	30
PLAZA 9400	25	—
POHUKAINA CENTER	—	152
POHUKAINA COURT	—	22
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	—	251
PROVIDENCE PLACE	—	—
PROVO PLAZA	7	—
RED CLIFFS MALL	36	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
RED CLIFFS PLAZA	10	—
REDLANDS PROMENADE	116	—
REGENCY SQUARE MALL	227	—
RIDGEDALE CENTER	618	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	141	—
RIVER FALLS	917	—
RIVER HILLS MALL	1,638	—
RIVER POINTE PLAZA	16	—
RIVERLANDS SHOPPING CENTER	10	—
RIVERSIDE PLAZA	26	—
RIVERTOWN CROSSINGS	446	77
RIVERWALK MARKETPLACE	—	—
ROGUE VALLEY MALL	—	—
SAINT LOUIS GALLERIA	664	—
SALEM CENTER	—	—
SEAPORT MARKETPLACE, INC.	—	—
SIKES SENTER	221	—
SILVER LAKE MALL	140	—
SOONER MALL	269	—
SOUTH STREET MARKETPLACE THEAT	165	—
SOUTHLAKE MALL	187	—
SOUTHLAND CENTER (MI)	—	339
SOUTHLAND MALL (CA)	276	—
SOUTHSHORE MALL	22	—
SOUTHWEST OFF CTR I	112	84
SOUTHWEST OFF CTR II	35	26
SOUTHWEST PLAZA	1,522	1,137
SPRING HILL MALL	2,692	—
ST LOUIS GALLERIA ANCH ACQ	13	—
STONESTOWN GALLERIA	606	—
STONESTOWN MEDICAL BUILDING	36	—
TESORO CORPORATION	—	15
THE BOULEVARD MALL	—	181
THE BRIDGES AT MINT HILL	3	—
THE COMMONS AT FOOTHILLS MALL	21	15
THE CROSSROADS (MI)	218	73
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	1,169	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GRAND CANAL SHOPPES	—	464
THE MAINE MALL	8	925

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
THE PINES	115	—
THE PLAZA AT FOOTHILLS MALL	50	37
THE SHOPPES AT THE PALAZZO	—	250
THE SHOPS AT FALLEN TIMBERS	1,203	906
THE SHOPS AT FOOTHILLS MALL	81	59
THE SHOPS AT SUMMERLIN CENTRE	—	188
THE VILLAGE AT REDLANDS	33	—
THE VILLAGE OF CROSS KEYS	—	—
THE WOODLANDS MALL	279	—
THE WOODLANDS MALL ANCHOR ACQ	15	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	35	—
TOWN EAST MALL	612	—
TRCLP	—	—
TUCSON ANCHOR ACQ	43	—
TUCSON ENTERTAINMENT PAVILION	26	—
TUCSON MALL	627	—
TWINS FALLS CROSSINGS	22	—
TYSONS GALLERIA	418	—
UNIVERSITY CROSSING	42	—
VALLEY HILLS MALL	567	—
VALLEY PLAZA MALL	197	—
VICTORIA WARD SHARED OPERATION	—	9
VILLAGE AT JORDAN CREEK	1,307	—
VISALIA MALL	74	—
VISTA COMMONS	—	51
VISTA RIDGE MALL	363	—
VML MAINT SHOP	—	—
VWL-GROUND LEASE PROP.	2	81
WARD CENTERS	—	281
WARD ENTERTAINMENT CENTER	—	535
WARD GATEWAY CENTER	163	274
WARD INDUSTRIAL CENTER	—	568
WARD PLAZA	—	126
WARD VILLAGE	131	—
WARD VILLAGE SHOPS	35	356
WARD WAREHOUSE	—	350
WASHINGTON PARK MALL	28	—
WEST VALLEY MALL	132	—
WESTWOOD MALL	43	52

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	February 28, 2010	February 28, 2010
	(In thousands)
WHITE MARSH MALL	—	—
WHITE MOUNTAIN MALL	72	—
WILLOWBROOK MALL (NJ)	41	—
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	71	—
YELLOWSTONE SQUARE	50	—

	$68,054	$19,856

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$1,254
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	2
Lockport L.L.C.	09-11966	53
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	714
GGP-Mint Hill L.L.C.	09-11969	113
Pines Mall Partners	09-11970	70
GGP-Grandville L.L.C.	09-11971	1,630
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	33
La Place Shopping, L.P.	09-11974	48
GGP-Tucson Land L.L.C.	09-11975	12
Tucson Anchor Acquisition, LLC	09-11976	3,390
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	39,917
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	2,366
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	319
Alameda Mall Associates	09-11986	346
Bay Shore Mall Partners	09-11987	371
Chico Mall, L.P.	09-11988	444
Lansing Mall Limited Partnership	09-11989	648
GGP-Pecanland, L.P.	09-11990	614
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	752
South Shore Partners, L.P.	09-11993	25
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	545
New Orleans Riverwalk Associates	09-11998	887
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	415
White Marsh Mall Associates	09-12001	415
White Marsh Phase II Associates	09-12002	415

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
Parke West, LLC	09-12003	137
GGP-Newpark L.L.C.	09-12004	346
Elk Grove Town Center, L.P.	09-12005	49
Baltimore Center Associates Limited Partnership	09-12006	2,310
Baltimore Center Garage Limited Partnership	09-12007	100
Century Plaza L.L.C.	09-12008	53
Harbor Place Associates Limited Partnership	09-12009	683
Price Development Company, Limited Partnership	09-12010	145
Rouse-Phoenix Theatre Limited Partnership	09-12011	4
Rouse-Arizona Retail Center Limited Partnership	09-12012	235
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	1,356
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	1
GGP-Mall of Louisiana, L.P.	09-12018	1,679
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	83
Parkside Limited Partnership	09-12021	168
Park Square Limited Partnership	09-12022	41
Rouse SI Shopping Center, LLC	09-12023	2,034
Augusta Mall, LLC	09-12024	1,608
Burlington Town Center LLC, The	09-12025	343
Fashion Show Mall LLC	09-12026	4,474
GGP Ala Moana L.L.C.	09-12027	18,628
GGP Jordan Creek L.L.C.	09-12028	1,655
GGP Village at Jordan Creek L.L.C.	09-12029	21
GGP-Four Seasons L.L.C.	09-12030	986
Lincolnshire Commons, LLC	09-12031	211
Phase II Mall Subsidiary, LLC	09-12032	2,473
St. Cloud Mall L.L.C.	09-12033	662
Valley Hills Mall L.L.C.	09-12034	535
GGP Holding, Inc.	09-12035	187
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	214
10190 Covington Cross, LLC	09-12041	91
1120/1140 Town Center Drive, LLC	09-12042	96
1160/1180 Town Center Drive, LLC	09-12043	94
1201-1281 Town Center Drive, LLC	09-12044	79

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	36
1451 Center Crossing Drive, LLC	09-12047	62
1551 Hillshire Drive, LLC	09-12048	158
1635 Village Centre Circle, LLC	09-12049	29
1645 Village Center Circle, LLC	09-12050	43
9901-9921 Covington Cross, LLC	09-12051	38
9950-9980 Covington Cross, LLC	09-12052	34
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	319
Arizona Center Parking, LLC	09-12055	24
Augusta Mall Anchor Acquisition, LLC	09-12056	18
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	726
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	307
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,483
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	313
Boise Mall, LLC	09-12071	750
Boise Town Square Anchor Acquisition, LLC	09-12072	6
Boise Towne Plaza L.L.C.	09-12073	70
Boulevard Associates	09-12074	1,068
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	60
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	790
Chapel Hills Mall L.L.C.	09-12082	1,455
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
Chula Vista Center, LLC	09-12085	149
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	1,037
Colony Square Mall L.L.C.	09-12088	74
Columbia Mall L.L.C.	09-12089	667
Coronado Center L.L.C.	09-12090	1,529
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	11
Country Hills Plaza, LLC	09-12093	99
Deerbrook Mall, LLC	09-12094	660
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	437
Eastridge Shopping Center L.L.C.	09-12098	1,354
Eden Prairie Anchor Building L.L.C.	09-12099	—
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	627
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	569
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	1,117
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,479
Fashion Place, LLC	09-12109	2,268
Fashion Place Anchor Acquisition, LLC	09-12110	6
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,482
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	94
Gateway Overlook Business Trust	09-12117	506
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	2
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	459
GGP Knollwood Mall, LP	09-12128	297
GGP Natick Residence LLC	09-12129	2
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	11
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,251
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	792
GGP-Glenbrook L.L.C.	09-12138	1,240
GGP-Glenbrook Holding L.L.C.	09-12139	(1)
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,427
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	639
GGP-Newgate Mall, LLC	09-12148	417
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	251
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	603
GGP-Tucson Mall L.L.C.	09-12155	1,308
GGP-UC L.L.C.	09-12156	101
Grand Canal Shops II, LLC	09-12157	4,625
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	185
Hocker Oxmoor, LLC	09-12166	696
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	100
Howard Hughes Corporation, The	09-12169	286
Howard Hughes Properties, Inc.	09-12170	789
Howard Hughes Properties, Limited Partnership	09-12171	11
Howard Hughes Properties IV, LLC	09-12172	8
Howard Hughes Properties V, LLC	09-12173	11
HRD Parking, Inc.	09-12174	8
HRD Remainder, Inc.	09-12175	3
Hulen Mall, LLC	09-12176	767
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,741
Lakeview Square Limited Partnership	09-12183	607
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	130
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	1,690
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	5
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	332
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	368
Mayfair Mall, LLC	09-12198	683
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	990
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
North Plains Mall, LLC	09-12205	16
North Star Anchor Acquisition, LLC	09-12206	—
North Star Mall, LLC	09-12207	1,653
North Town Mall, LLC	09-12208	202
Northgate Mall L.L.C.	09-12209	714
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	169
Oglethorpe Mall L.L.C.	09-12212	1,007
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	228
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,368
PDC Community Centers L.L.C.	09-12220	363
PDC-Eastridge Mall L.L.C.	09-12221	416
PDC-Red Cliffs Mall L.L.C.	09-12222	191
Peachtree Mall L.L.C.	09-12223	666
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	318
Pierre Bossier Mall, LLC	09-12226	106
Pine Ridge Mall L.L.C.	09-12227	228
Pioneer Office Limited Partnership	09-12228	313
Pioneer Place Limited Partnership	09-12229	158
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	233
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,401
Rio West L.L.C.	09-12238	109
River Falls Mall, LLC	09-12239	53
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	605
Rogue Valley Mall L.L.C.	09-12242	297
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	2,129
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	—
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	478
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	210
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	972
Saint Louis Galleria L.L.C.	09-12266	1,897
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	67
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	63
Sikes Senter, LLC	09-12270	531
Silver Lake Mall, LLC	09-12271	40
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	462
Southlake Mall L.L.C.	09-12274	788
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	1,473
Spring Hill Mall L.L.C.	09-12279	149
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,565
Summerlin Centre, LLC	09-12284	1,755

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	181
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	978
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	1,303
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	63
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	1,742
U.K.-American Properties, Inc.	09-12298	1,469
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	14
VCK Business Trust	09-12301	159
Victoria Ward Center L.L.C.	09-12302	449
Victoria Ward Entertainment Center L.L.C.	09-12303	672
Victoria Ward, Limited	09-12304	2,526
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	33
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	67
Visalia Mall, L.P.	09-12309	348
Vista Ridge Mall, LLC	09-12310	3,020
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	962
Ward Plaza-Warehouse, LLC	09-12313	689
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	606
Westwood Mall, LLC	09-12316	136
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	47
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,634
Woodbridge Center Property, LLC	09-12322	1,228
Woodlands Mall Associates, LLC, The	09-12323	1,834
10000 Covington Cross, LLC	09-12324	20

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	February 28, 2010
		(In thousands)
10 CCC Business Trust	09-12457	124
20 CCC Business Trust	09-12458	55
30 CCC Business Trust	09-12459	38
Capital Mall L.L.C.	09-12462	236
GGP-Columbiana Trust	09-12464	144
GGP-Gateway Mall L.L.C.	09-12467	431
Grand Traverse Mall Partners, LP	09-12469	765
Greenwood Mall L.L.C.	09-12471	494
Kalamazoo Mall L.L.C.	09-12472	571
Lancaster Trust	09-12473	916
Mondawmin Business Trust	09-12474	455
Running Brook Business Trust	09-12475	2
Town Center East Business Trust	09-12476	47
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$191,218

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	February 28, 2010
	(In thousands)
Current	$(2,257)	*
31 - 60 days	8,727
61 - 90 days	6,386
91 - 120 days	3,098
Over 120 days	47,849

Gross Amount	$63,803

*     In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	February 28, 2010	February 28 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,366	49
Ala Moana A1	6/30/2018	5.60%	1,185,395	5,166
Ala Moana A2	6/30/2018	5.52%	299,550	1,286
Augusta Mall	11/10/2017	5.49%	174,669	746
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	14,968	75
Bay City	12/2/2013	5.30%	23,745	98
Bayshore	8/31/2016	7.13%	30,523	181
Beachwood Place	4/7/2011	5.60%	240,164	1,046
Bellis Fair	2/14/2018	7.34%	59,991	367
Boise Towne Plaza	7/9/2015	4.70%	10,728	39
Boise Towne Square	8/11/2017	6.64%	69,636	360
Brass Mill	4/10/2016	4.55%	120,498	426
Burlington	7/1/2015	5.03%	25,945	101
Burlington 2 (*)	7/1/2010	6.30%	5,500	27
Capital	10/1/2014	7.28%	20,014	113
Chapel Hills	10/11/2010	5.04%	113,996	446
Chico Mall	2/11/2009	4.74%	56,024	206
Collin Creek Mall	7/9/2016	6.78%	66,018	348
Columbia Mall (MO)	5/3/2017	6.05%	89,926	423
Coronado	12/6/2016	5.08%	166,340	657
Corporate Pointe 2 (10650 W. Charleston)	3/12/2016	6.83%	4,466	24
Corporate Pointe 3 (10750 W. Charleston)	3/12/2016	6.83%	4,466	24
Country Hills	6/1/2016	6.04%	13,374	63
Crossroads Center (MN)	1/30/2014	4.73%	82,924	305
Deerbrook	1/1/2014	3.46%	71,433	192
Eagle Ridge	10/12/2015	5.41%	46,942	198
Eastridge (CA)	8/31/2017	5.79%	169,851	765
Eastridge (WY )	12/4/2016	5.08%	38,572	152
Eden Prairie	9/30/2014	4.67%	78,476	285
Fallbrook	1/3/2018	6.14%	84,932	405
Faneuil Hall	9/30/2016	5.57%	92,946	403
Fashion Place	4/5/2014	5.30%	142,512	588
Four Seasons	6/11/2017	5.60%	98,217	428
Fox River	9/3/2016	5.96%	194,749	903
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	6/1/2014	7.89%	63,780	434
Gateway	10/1/2014	7.28%	39,225	222
Gateway Overlook	8/30/2016	5.78%	54,952	247
Glenbrook	12/30/2016	4.91%	174,594	667
Grand Canal Shoppes	5/1/2014	4.78%	387,282	1,440
Grand Traverse	10/1/2012	5.02%	84,075	328
Greenwood	10/1/2014	7.28%	44,038	249
Harborplace	4/5/2016	5.79%	49,912	225
Homart I (*)	2/28/2013	5.95%	245,115	1,134
Hulen Mall	6/7/2015	5.03%	111,302	435
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	418
Jordan Creek	3/2/2014	4.57%	182,599	648
JP Comm Jr. Gateway Crossing	1/7/2014	4.70%	14,964	55
JP Comm Jr. Univ. Crossing	1/7/2014	4.70%	11,172	41
JP Comm Sr. Austin Bluffs	1/1/2014	4.40%	2,226	8
JP Comm Sr. Division Crossing	1/1/2014	4.40%	5,131	18
JP Comm Sr. Fort Union	1/1/2014	4.40%	2,678	9
JP Comm Sr. Halsey Crossing	1/1/2014	4.40%	2,511	9
JP Comm Sr. Orem Plaza Center St	1/1/2014	4.40%	2,394	8
JP Comm Sr. Orem Plaza State St	1/1/2014	4.40%	1,481	5
JP Comm Sr. Riverpointe Plaza	1/1/2014	4.40%	3,708	13
JP Comm Sr. Riverside Plaza	1/1/2014	4.40%	5,306	18
JP Comm Sr. Woodlands Village	1/1/2014	4.40%	6,780	23
Knollwood	10/10/2017	5.35%	39,402	164
Lakeside Mall	6/1/2016	4.28%	177,183	590
Lakeview Square	3/1/2016	5.81%	40,839	185
Lansing I	1/1/2014	9.35%	24,144	173
Lincolnshire Commons	9/30/2016	5.98%	27,977	130
Lynnhaven	7/6/2015	5.05%	233,543	917
Maine	12/10/2016	4.84%	213,007	801
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	310
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	503
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	250

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

				Interest Expense
			Total Debt Balance	Month Ended
Property	Maturity Date	Rate (a)	February 28, 2010	February 28 (b)
			(Dollars in thousands)
Mall St Matthews Ltd Partnership	1/1/2014	4.81%	142,290	532
Mall St Vincent	7/7/2014	6.30%	49,000	240
Market Place	5/3/2017	6.05%	105,913	498
Moreno Valley	9/11/2013	5.96%	86,556	401
Newgate	4/1/2014	4.84%	40,292	152
Newpark	8/2/2014	7.45%	67,275	390
North Point	2/29/2016	5.48%	212,934	908
North Star	1/4/2015	4.43%	228,647	788
Northgate	9/1/2016	5.88%	44,512	204
Northridge Fashion	12/30/2014	7.24%	124,436	751
Oglethorpe	7/2/2015	4.89%	139,260	530
Oviedo	5/7/2012	5.12%	51,066	203
Oxmoor	12/2/2016	6.85%	56,227	300
Park City Note A	4/1/2014	4.74%	117,948	435
Park City Note B	4/1/2014	7.10%	28,876	159
Park Place	1/11/2015	5.15%	173,739	696
Peachtree	6/1/2015	5.08%	88,287	349
Pecanland	1/1/2014	4.28%	56,330	187
Piedmont	9/6/2016	5.98%	33,532	156
Pine Ridge	12/4/2016	5.08%	26,006	103
Pioneer Place Limited Partners Land	4/27/2010	10.00%	355	3
Prince Kuhio	1/1/2014	3.45%	36,973	99
Providence Place 2	3/11/2010	5.03%	258,525	1,010
Providence Place 3 (*)	3/11/2010	5.03%	59,529	237
Providence Place 4 (*)	3/11/2010	5.12%	39,044	180
Providence Place Pilot A1	7/1/2016	7.75%	22,338	144
Providence Place Pilot A2	6/30/2028	7.75%	23,116	149
Red Cliffs	12/4/2016	5.08%	24,717	98
Regency Square	7/1/2015	3.59%	91,813	257
Ridgedale	9/30/2016	4.86%	175,467	663
River Hills	1/3/2018	6.14%	79,936	381
RiverTown Junior Loan (*)	12/30/2014	9.15%	15,599	119
RiverTown Senior Loan	12/30/2014	7.29%	100,533	611
Rogue Valley	7/1/2014	7.85%	26,015	159
Sikes Senter	6/1/2017	5.20%	60,507	245
Sooner Fashion	1/3/2018	6.14%	59,952	286
Southlake	12/1/2019	6.44%	99,926	500
Southland	1/1/2014	3.62%	79,511	224
Southland (RSE)	3/5/2010	4.97%	107,147	414
St. Louis Galleria	1/3/2017	4.86%	233,837	883
Staten Island 1	10/1/2010	5.09%	85,000	332
Staten Island 2	10/1/2010	8.15%	70,616	441
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	8/1/2014	4.94%	76,658	295
Stonestown Note A	9/1/2011	5.85%	155,600	708
Stonestown Note B	9/1/2011	5.65%	60,000	264
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	258
The Boulevard	7/1/2018	4.27%	105,586	351
The Crossroads (MI)	1/1/2014	7.40%	39,160	225
The Woodlands Note A	6/12/2016	5.91%	184,686	850
The Woodlands Note B	6/12/2016	5.91%	54,907	253
Three Rivers	12/4/2016	5.08%	21,173	84
Town East	1/1/2014	3.46%	103,020	277
Tucson Mall	1/1/2014	4.26%	115,017	381
Tucson Mall-Hyper AM	1/1/2014	4.26%	3,923	13
Tysons Galleria	9/11/2017	5.72%	254,545	1,133
Valley Hills	3/4/2016	4.73%	55,892	206
Valley Plaza	1/10/2016	3.90%	93,351	283
Victoria Ward (Village/Industrial/Gateway)	9/30/2016	5.61%	88,338	386
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	294
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/1/2014	3.78%	40,387	119
Vista Ridge	4/10/2016	6.87%	79,008	452
Ward Centre & Ward Entertainment	1/1/2014	4.33%	57,295	193
Washington Park	3/31/2016	5.35%	11,917	50
West Valley	1/1/2014	3.43%	54,730	146
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	6/30/2016	6.82%	156,289	829
Woodbridge Corporation	6/1/2014	4.24%	204,316	674
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000	5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000	2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000	1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000	448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000	1,568

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

					Interest Expense
			Total Debt Balance		Month Ended
Property	Maturity Date	Rate (a)	February 28, 2010		February 28 (b)
			(Dollars in thousands)
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			16,390,372		69,959

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.48%	35,054		68
Bank Note — Birchwood Mall	7/11/2013	2.48%	44,308		85
Bank Note — Cache Valley	7/11/2013	2.48%	28,043		54
Bank Note — Colony Square	7/11/2013	2.48%	25,239		49
Bank Note — Columbiana	7/11/2013	2.48%	105,441		203
Bank Note — Fallen Timbers	7/11/2013	2.48%	42,401		82
Bank Note — Foothills	7/11/2013	2.48%	50,758		98
Bank Note — Grand Teton	7/11/2013	2.48%	48,795		94
Bank Note — Mall at Sierra Vista	7/11/2013	2.48%	23,556		45
Bank Note — Mall of the Bluffs	7/11/2013	2.48%	35,951		69
Bank Note — Mayfair	7/11/2013	2.48%	274,932		530
Bank Note — Mondawmin	7/11/2013	2.48%	84,689		163
Bank Note — North Plains	7/11/2013	2.48%	10,656		21
Bank Note — North Town Mall	7/11/2013	2.48%	114,976		222
Bank Note — Oakwood	7/11/2013	2.48%	75,772		146
Bank Note — Owings Mills	7/11/2013	2.48%	53,281		103
Bank Note — Pierre Bossiere	7/11/2013	2.48%	40,382		78
Bank Note — Pioneer Place	7/11/2013	2.48%	156,764		302
Bank Note — Salem Center	7/11/2013	2.48%	41,728		80
Bank Note — Silver Lake Mall	7/11/2013	2.48%	18,228		35
Bank Note — Southwest Plaza	7/11/2013	2.48%	96,187		185
Bank Note — Spring Hill	7/11/2013	2.48%	68,088		131
Bank Note — Westwood Mall	7/11/2013	2.48%	24,117		46
Bank Note — White Mountain	7/11/2013	2.48%	10,656		21
Fashion Show	3/15/2009	6.23%	645,918		3,129
Oakwood Center	3/16/2009	1.73%	95,000		128
Palazzo	3/15/2009	6.23%	249,623		1,209
Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,200
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.48%	590,000		679
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.48%	1,987,500		2,288
TRUPS (*)(d)	4/30/2036	1.75%	206,200		280

Variable Rate Debt			5,684,243		14,823

Total Debt — All Debtors			$22,074,615	(e)	$84,782

(a)	Reflects the variable contract rate as of February 28, 2010

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangeable Debt, adjustments related to emergence from bankruptcy and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

			Expense	Cash Paid
	Period Expense	Cash Paid	Cumulative Post-Petition	Cumulative Post-Petition
	Month Ended	Month Ended	Period Ended	Period Ended
Name	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$1,026	$—	$11,315	$6,631
AlixPartners, LLP	2,057	1,374	14,573	8,011
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	142	265	1,614	902
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	13	291	1,478	1,357
Deloitte & Touche LLP	330	361	4,191	1,543
Deloitte Tax LLP	42	79	584	265
Epiq Solutions	—	—	17	14
Ernst & Young LLP	66	84	842	522
FTI Consulting	278	237	2,856	1,763
Grant Thornton	2	3	21	12
Halperin Battaglia Raicht LLP	24	18	127	72
Hewitt Associates	—	—	586	—
Houlihan Lokey	1,911	227	8,223	1,685
Jenner & Block	180	118	1,595	928
Kirkland & Ellis LLP (1)	2,065	1,963	20,301	9,617
Kurtzman Carson Consultants LLC	216	—	3,955	2,494
Miller Buckfire & Co LLC (1)	2,845	291	11,085	4,763
PricewaterhouseCoopers	34	—	130	—
Saul Ewing LLP	1,356	—	1,356	—
Weil, Gotshal & Manges LLP (1)	2,356	1,459	21,928	12,052

Total	$14,943	$6,770	$106,806	$52,656

Professional Fees Summary (See Note 7)
Restructuring costs	$14,147	$5,940	$97,049	$47,584
General & administrative	754	14	7,578	2,745
Other(2)	42	816	2,179	2,327

Total	$14,943	$6,770	$106,806	$52,656

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $4.0 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire, Kirkland & Ellis, and Weil to GGP of $1.3, $0.6, and $0.6 million from each Firm, respectively, is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED FEBRUARY 28, 2010

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit #901 Natick, MA	02/01/2010 Condominium Unit Sale	Nita A. Shah Revocable Trust	$335
GGP Natick Residence LLC	Condominium Unit #605 Natick, MA	02/02/2010 Condominium Unit Sale	Tai-Na and Chien-Kuo Chang	$484
GGP Natick Residence LLC	Condominium Unit #1201 Natick, MA	02/19/2010 Condominium Unit Sale	Ren Y. and Cleo L. Cheng	$554
GGP Natick Residence LLC	Condominium Unit #1101 Natick, MA	02/26/2010 Condominium Unit Sale	Michael and Elaine Robinson	$544

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: February 2010
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $1.6 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $10.7 million.

(3)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.